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                                                                       EXHIBIT A



                             OFFICERS AND DIRECTORS
                                       OF
                             METAMOR WORLDWIDE, INC.


OFFICERS:

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          NAME                              TITLE                               BUSINESS ADDRESS
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
Michael T. Willis          Chief Executive Officer                   4400 Post Oak Parkway, Suite 1100
                                                                     Houston, TX  77027
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Kenneth R. Johnsen         President and Chief Operating Officer     4400 Post Oak Parkway, Suite 1100
                                                                     Houston, TX  77027
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George W. Fink             Vice Chairman and President               4400 Post Oak Parkway, Suite 2300
                           of International Operations               Houston, TX  77027
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Peter T. Dameris           Senior Vice  President,  General Counsel  4400 Post Oak Parkway, Suite 1100
                           and Secretary                             Houston, TX  77027
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Edward L. Pierce           Senior Vice  President,  Chief Financial  4400 Post Oak Parkway, Suite 1100
                           Officer and Assistant Secretary           Houston, TX  77027
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DIRECTORS:

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          NAME                              TITLE                                BUSINESS ADDRESS
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
Michael T. Willis          Chairman   of  the   Board   and   Chief  Metamor Worldwide, Inc.
                           Executive Officer                         4400 Post Oak Parkway, Suite 1100
                                                                     Houston, TX  77027
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Nuala Beck                 President                                 Nuala Beck & Associates, Inc.
                                                                     5160 Montclair Drive
                                                                     Mississauga, Ontario
                                                                     Canada  L5M5A6
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Charles H. Cotros          Chief  Operating  Officer and  Executive  Sysco Corporation
                           Vice President                            1390 Enclave Parkway
                                                                     Houston, TX  77077
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Donald J. Edwards          Principal                                 GTCR Golder Rauner, LLC
                                                                     6100 Sears Tower
                                                                     Chicago, IL  60606
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George W. Fink             Vice    Chairman   and    President   of  Metamor Worldwide, Inc.
                           International Operations                  4400 Post Oak Parkway, Suite 2300
                                                                     Houston, TX  77027
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Joseph M. Grant            Chairman and Chief Executive Officer      Texas Capital Bancshares, Inc.
                                                                     5910 N. Central Expressway
                                                                     Suite 1000
                                                                     Dallas, TX  75206
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Kenneth R. Johnsen         President and Chief Operating Officer     Metamor Worldwide, Inc.
                                                                     4400 Post Oak Parkway, Suite 1100
                                                                     Houston, TX  77027
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Michael T. Reddy           Chairman and Chief Executive Officer      EDS Global Financial Markets Group
                                                                     1185 Avenue of the Americas
                                                                     31st Floor
                                                                     New York, NY  10036
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Charles R. Schneider       President and Chief Executive Officer     OutSource Partners, Inc.
                                                                     200 Mansell Court, 5th Floor
                                                                     Roswell, GA  30076
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John T. Turner             Senior   Vice   President   -  Corporate  Group 1 Automotive, Inc.
                           Development                               950 Echo Lane, Suite 350
                                                                     Houston, TX  77024
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